Exhibit 10.4

THIRD AMENDMENT TO the LICENSE AGREEMENT

This Third Amendment to the License Agreement (this “Third Amendment”) is made and entered into this 12th day of January 2024, by and among IGF Oncology, LLC, a Delaware limited liability company (“IGF”), and Lirum Therapeutics, Inc., a Delaware corporation (“LIRUM”). IGF and LIRUM are from time to time referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS, on January 12, 2022, the Parties entered into that certain License Agreement, which the parties subsequently amended on January 11, 2023, and July 11, 2023 (the “Agreement”); and

WHEREAS, the Parties wish to amend certain provisions of the Agreement as to Section 3.1 therein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.            Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

2.            Amendment to Section 3.1: Section 3.1 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“3.1.      Upfront Payments.      In consideration of the licenses granted herein, LIRUM shall pay IGF: (i) $180,378 upon the execution of this Third Amendment; (ii) $200,000 plus daily compounded interest of 15% from January 12, 2024, upon the earlier of Equity Financing totaling at least $10,000,000 or April 30, 2024; and (iii) $200,000 plus daily compounded interest of 15% from January 12, 2024, upon the earlier of Equity Financing totaling at least $10,000,000 or July 31, 2024.”

3.            Survival. To the extent not expressly amended or waived herein, the Parties hereto acknowledge and agree that the Agreement remains unchanged and in full force and effect in its entirety, which such terms are hereby ratified and confirmed.

4.            Effect of Amendment. Whenever the Agreement is referred to in the Agreement or in any other agreements, documents and instruments, such reference shall be deemed to be to the Agreement as amended by this Third Amendment.

5.            Counterparts. This Third Amendment may be executed and delivered (including by facsimile or other form of electronic transmission, including as a pdf attached to an e-mail) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Signature Page to Third Amendment to the License Agreement]

[Signature Page Follows]

IN WITNESS WHEREOF, this Third Amendment has been duly executed by the duly authorized representatives of the Parties as of the date first set forth above.

IGF:

IGF Oncology, LLC

By:	/s/ Hugh McTavish
Name: Hugh McTavish
Title: President and CEO

Lirum:

Lirum Therapeutics, Inc.

By:	/s/ Petter McDonald
Name:
Title: CEO

[Signature Page to Third Amendment to the License Agreement]